SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):            23-Jul-01

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
(Exact name of registrant as specified in its charter)


Delaware              333-49820             13-3320910
(State or Other       (Commission           (I.R.S. Employer
Jurisdiction          File Number)          Identification No.)
of Incorporation)


        11 Madison Avenue
        New York, New York                     10010
        (Address of Principal                (Zip Code)
        Executive Offices)

Registrant's telephone number, including are(212) 325-2000


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 1

FNT Mortgage-Backed Pass-Through Certificates, Series 2001-1


STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Class      Beg Bal        Prin       Int     Prin Loss     End Bal    Dist Date
I-A-1   88,508,198.91   82,140.59 516,297.83       0.00 88,426,058.32  23-Jul-01
III-A-1 70,484,172.85   64,611.90 396,473.47       0.00 70,419,560.95  23-Jul-01
IV-A-1  77,507,440.71  907,702.73 435,979.35       0.00 76,599,737.98  23-Jul-01
IV-A-2  11,829,000.00        0.00 66,538.13        0.00 11,829,000.00  23-Jul-01
IV-A-3  10,004,080.00        0.00 56,272.95        0.00 10,004,080.00  23-Jul-01
A-X-1    1,271,204.03           NA 7,415.36        0.00 1,269,893.63   23-Jul-01
II-A-1  95,686,445.30 1,208,617.95550,197.06       0.00 94,477,827.35  25-Jul-01
II-A-2  64,755,479.03  817,928.12 377,740.29       0.00 63,937,550.91  25-Jul-01
II-A-3     938,484.92   11,854.03      0.00        0.00   926,630.89   25-Jul-01
A-X-2    9,606,097.32           NA56,035.57        0.00 9,339,177.38   25-Jul-01
A-P        342,535.17      319.48         NA       0.00   342,215.69   25-Jul-01
M1       8,433,850.28    6,478.64 48,219.46        0.00 8,427,371.64   25-Jul-01
M2       3,329,017.81    2,557.25 19,033.23        0.00 3,326,460.56   25-Jul-01
M3       2,219,345.21    1,704.84 12,688.82        0.00 2,217,640.37   25-Jul-01
B-1      1,553,541.64    1,193.38  8,882.18        0.00 1,552,348.26   25-Jul-01
B-2        887,738.08      681.93  5,075.53        0.00   887,056.15   25-Jul-01
B-3      1,109,673.75      852.42  6,344.42        0.00 1,108,821.33   25-Jul-01
A-R              0.00        0.00      0.00        0.00         0.00   25-Jul-01


          Beginning
         Current Prin  Principal             Remaining    Interest
Class       Amount    Distribution Interest   Balance       Rate
I-A-1        994.34231     0.92281   5.80033   993.41951   7.0000%
III-A-1      998.30141     0.91513   5.61545   997.38628   6.7500%
IV-A-1       991.04591    11.60631   5.57463   979.43960   6.7500%
IV-A-2      1000.00000     0.00000   5.62500  1000.00000   6.7500%
IV-A-3      1000.00000     0.00000   5.62500  1000.00000   6.7500%
A-X-1        993.34078          NA   5.79449   992.31682   7.0000%
II-A-1       966.52975    12.20826   5.55755   954.32149   6.9000%
II-A-2       966.52975    12.20826   5.63809   954.32149   7.0000%
II-A-3       966.52975    12.20827   0.00000   954.32148     NA
A-X-2        945.03908          NA   5.51273   918.77974   7.0000%
A-P          998.18501     0.93100        NA   997.25401     NA
M1           998.51762     0.76703   5.70890   997.75059   6.8608%
M2           998.51762     0.76703   5.70890   997.75059   6.8608%
M3           998.51762     0.76703   5.70890   997.75059   6.8608%
B-1          998.51762     0.76703   5.70890   997.75059   6.8608%
B-2          998.51762     0.76703   5.70890   997.75059   6.8608%
B-3          998.51762     0.76703   5.70890   997.75059   6.8608%
A-R            0.00000     0.00000   0.00000     0.00000   6.9000%

                                  SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                  DLJ MORTGAGE ACCEPTANCE CORP.

                      By: /s/ Mary Fonti
                      Name:       Mary Fonti
                      Title:      Trust Officer
                                  Bank One

        Dated:           25-Jul-01